UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2011

MUSTANG ALLIANCES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-148431	74-3206736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Mustang Alliances, Inc.
2855 N. University Drive
Suite 320
Coral Springs, FL  33065
Fax: 954-827-0227
 (Address of principal executive offices)

888-251-3422
(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 24, 2011, Mustang Alliances, Inc. (the “Registrant”) changed its principal independent accountants. On such date, Wolinetz, Lafazan & Company, CPA's, P.C. (“Wolinetz Lafazan”) were terminated from serving as the Registrant’s independent registered public accounting firm and the Registrant retained Webb & Company, P.A. (“Webb”) as its principal independent accountants. The decision to change accountants was approved by the Registrant’s Board of Directors.

The Termination of Wolinetz Lafazan

Wolinetz Lafazan was the independent registered public accounting firm for the Registrant from October 29, 2007 until October 24, 2011. None of Wolinetz Lafazan's reports on the Registrant’s financial statements for the year ended December 31, 2010 or for the year ended December 31, 2009  (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Wolinetz Lafazan, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Wolinetz Lafazan served as the Registrant’s principal independent accountants.

However, the report of Wolinetz Lafazan dated April 13, 2011 on our financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 and the period February 22, 2007 (inception) to December 31,2010 in our 2010 Form 10-K contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided Wolinetz Lafazan with a copy of this disclosure and has requested that Wolinetz Lafazan furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Wolinetz Lafazan addressed to the Securities and Exchange Commission dated October 24, 2011 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Webb

Prior to October 24, 2011, the date that Webb was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Webb regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Webb that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Webb regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
16.1	Letter, dated October 24, 2011, from Wolinetz, Lafazan & Company, CPA's, P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSTANG ALLIANCES, INC.

Date: October 25, 2011	By:	/s/Lawrence H. Wolfe
Name: Lawrence H. Wolfe
Title: Chief Financial Officer